UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): July 31, 2003



                         LIQUIDMETAL TECHNOLOGIES, INC.
             (Exact name of Registrant as Specified in its Charter)



          Delaware                       000-31332              20-0121262
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



                         100 North Tampa St., Suite 3150
                              Tampa, Florida 33602
               (Address of Principal Executive Offices; Zip Code)


       Registrant's telephone number, including area code: (813) 314-0280




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

                         LIQUIDMETAL TECHNOLOGIES, INC.

                                    FORM 8-K


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

                  99.1  Press Release, dated July 31, 2003.

Item 12.  Results of Operations and Financial Condition

The following information is being furnished under Item 12 of Form 8-K: Press release by Liquidmetal Technologies, Inc. announcing its results of operations for the quarter ended June 30, 2003. A copy of this press release is attached as
Exhibit 99.1 to this Form 8-K.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                       LIQUIDMETAL TECHNOLOGIES, INC.



                                       By: /s/ John Kang
                                           ------------------------------------
                                           John Kang
                                           President and Chief Executive Officer


Date: July 31, 2003





                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------

99.1                       Press Release, dated July 31, 2003.




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